Exhibit 23(j)
                     Consent of PricewaterhouseCoopers, LLP



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               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
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We hereby consent to the reference to us under the heading "Independent
Certified Public Accountants" in this Registration Statement on Form N-1A.


     /s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Tampa, Florida
July 13, 2001